                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report (Date of earliest event reported) October 18, 2006

                             COMPUTER HORIZONS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                    0-7282                    13-2638902
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

49 Old Bloomfield Avenue, Mountain Lakes, NJ                          07046-1495
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (973) 299-4000
                                                           --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         |_|      Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         |_|      Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 18, 2006, Computer Horizons Corp. (the "Company") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") by and among
Axium International, Inc., Diversity MSP, Inc. (the "Buyer"), Chimes, Inc.
("Chimes"), a wholly-owned subsidiary of the Company, and the Company. A copy of the Asset Purchase Agreement is filed herewith as Exhibit 2.1. Under the Asset
Purchase Agreement, the Company and Chimes have agreed to sell to the Buyer substantially all of the assets of Chimes (other than operating cash and marketable securities) for a purchase price of $80,000,000 in cash. Consummation of the transaction is subject to customary closing conditions, including approval of the Company's shareholders and regulatory clearances.

         A copy of the Company's October 18, 2006 press release announcing the execution of the Asset Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. This current report on Form 8-K and the October 18, 2006 press release contain statements intended as
"forward-looking statements" which are subject to the cautionary statements about forward-looking statements set forth in the press release.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits:

Exhibit No.                Document
-----------                --------

2.1                        Asset Purchase Agreement dated as of October 18, 2006
                           among Axium International, Inc., Diversity MSP, Inc.,
                           Chimes, Inc. and Computer Horizons Corp.

99.1                       Press Release dated October 18, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     COMPUTER HORIZONS CORP.
                                                           (Registrant)

Date: October 18, 2006

                                                     By: /s/ Barbara Moss
                                                         -----------------------
                                                         Barbara Moss
                                                         Chief Financial Officer